Exhibit 99.1

1500 Walnut Street, Suite 1515 Philadelphia, PA 19102 215-606-0027 Telephone www.fticonsulting.com

July 11, 2022

Mr. Ty Harrison
President and Chief Financial Officer
PureWest Energy, LLC
1550 Wynkoop, Third Floor
Denver, Colorado 80202

and

Guggenheim Securities, LLC
330 Madison Ave, 14th Floor
New York, NY 10017

Independent Advisor’s Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to the PureWest Funding II LLC (the “Issuer”) 2022-1 Securitization (the “Transaction”). PureWest Energy, LLC (together with any subsidiaries or affiliates, “PW” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.
•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Attributes

1.
On July 7, 2022, we were provided by the Company with a computer-generated Data Tape which contained certain attributes, as delineated in Exhibit A (Item 4), (the “Data Tape”) for 1,835 well locations that were operational as of July 1, 2022 (the “Cut-Off Date”). Representatives of the Issuer non-statistically selected 50 wells from the Data Tape that were operational as of the Cut-Off Date for detailed testing (the “Well Sample Units”). On July 10, 2022, we were provided by the Company with a Final Data Tape (the “Final Data Tape”) that reflected certain modifications made to the Data Tape.

2.
For each of the Well Sample Units, we compared and/or recomputed the attributes listed in Exhibit A as per the Data Tape to corresponding documents as identified in Exhibit A, all of which were provided by the Company. As summarized in attached Exhibit B (Item 5), we noted no exceptions during the course of our testing.

July 11, 2022

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We make no representations as to (i) the accuracy of the information set forth in the Data Tape or the Final Data Tape, (ii) the actual characteristics or existence of the underlying documents or data comprising the Data Tape or the Final Data Tape (other than with respect to the procedures described herein relating to the Well Sample Units) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Yours truly,

July 11, 2022

Exhibit A / Item 4

Agreed Upon Procedures

Using non-statistical sampling techniques, representatives of the Issuer will select 50 well locations from the population of well locations included in the Data Tape and FTI will perform the following procedures with respect to the below noted Data Tape Fields:

Step	Data Tape Field	Source Document/Procedure
1	Well Name	• Agree to Well Names in “PureWest Data Tape Strats (07.07.22)_PW Sample” file (Well names are on the “WOGCC_Ultra Resources_06.06.202" tab).
2	First Production Year	• Agree to first production year in “PureWest Data Tape Strats (07.07.22)_PW Sample” file (First production year is on the “WOGCC_Ultra Resources_06.06.202” tab).
3	Seasoning	• Calculation equal to difference between first production date and 7/1/2022 using 30/360 daycount. For each well, assume the first production date is Jan 1 of the first production year.
4	Net Working Interest %
•      Agree to Net Working Interest % on the following tabs: “BOLO WI All Wells (PEI)", “(GZ Co. 13) – Total”, “”(UPL Co. 12) – Total”, “(ULTRA Co. 8) – Total” in “PureWest Data Tape Strats (07.07.22)_PW Sample” file. Allowable variance threshold of +/- 0.00005%.

5	Net Revenue Interest %
•      Agree to Net Revenue Interest % on the following tabs: “BOLO NRI Co.8", “BOLO NRI Co.12”, “BOLO NRI Co.13”, “BOLO NRI Co.13913” in “PureWest Data Tape Strats (07.07.22)_PW Sample” file. Allowable variance threshold of +/- 0.00005%.

July 11, 2022

Exhibit B / Item 5

Data Tape Testing Summary of Results

Representatives of the Issuer non-statistically selected 50 wells from the Data Tape that were operational as of the Cut-Off Date for the purpose of testing specific attributes as detailed in Exhibit A included herein.

1.	Well Name (50 Selections Tested)

FTI identified no discrepancies during the course of our testing of the Well Name.

Notes and Considerations: FTI agreed the Well Name for each selection to the “WOGCC_Ultra Resources_06.06.202" file.

2.	First Production Year (50 Selections Tested)

FTI identified fifty discrepancies during the course of our testing of First Production Year.

Notes and Considerations: FTI agreed the First Production Year for each selection to the “WOGCC_Ultra Resources_06.06.202” file. FTI noted that the discrepancies were due to a formatting error in the Data Tape. As the discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes.

3.	Seasoning (50 Selections Tested)

FTI identified no discrepancies during the course of our testing of seasoning.

Notes and Considerations: FTI calculated seasoning based on the difference between first production date and the Cut-Off Date using a 30/360 day count.

4.	Net Working Interest % (50 Selections Tested)

FTI identified no discrepancies during the course of our testing of the Net Working Interest %.

Notes and Considerations: FTI agreed the Net Working Interest % for each selection to the “BOLO WI All Wells (PEI”), “(GZ Co. 13) – Total”, “(UPL Co. 12) – Total”, and “(ULTRA Co. 8) – Total” files.

5.	Net Revenue Interest % (50 Selections Tested)

FTI identified no discrepancies during the course of our testing of the Net Revenue Interest %.

Notes and Considerations: FTI agreed the Net Revenue Interest % for each selection to the “BOLO NRI Co.8”, “BOLO NRI Co.12”, “BOLO NRI Co.13”, and “BOLO NRI Co.13913” files.